UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way Sunnyvale, California	94088
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 737-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2009, Kevin Chance notified Dionex Corporation (the “Company”) that he is resigning as Executive Vice President and Chief Operating Officer of the Company, effective October 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIONEX CORPORATION

Dated: October 19, 2009

By: /s/ Craig A. McCollam
Craig A. McCollam
Executive Vice President and Chief Financial Officer